EXHIBIT 10.32
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For Use With Loan Agreements

                              PROMISSORY NOTE

$1,000,000.00                                          Date:   June 8, 1995
FOR THE VALUE RECEIVED, the undersigned, AmeriConnect, Inc., a Delaware Corporation ("Borrower") hereby unconditionally promise to pay, to the order of Mercantile Bank of Kansas ("Bank")

     On June 1, 1996, the principal amount of ONE MILLION AND NO/100 Dollars ($1,000,000.00) or if less, the aggregate unpaid principal amount of all advances made by Bank to Borrower and evidenced by this Note. The aggregate principal amount which Bank shall be committed to have outstanding hereunder at any one time shall not exceed **********ONE MILLION AND NO/100********** Dollars ($1,000,000.00), which amount may be borrowed, paid, reborrowed and repaid, in whole or in part. The initial advance, all subsequent advances and all payments made on account of principal may be endorsed by the holder hereof in its records or, at its option, on a schedule attached to this Note, which in the absence of manifest error shall be evidence of the principal owing and unpaid on this Note. Borrower further promises to pay to the order of Bank interest on the principal amount from time to time outstanding hereunder at the rate of 1.0% per annum over the "Prime Rate", adjustable daily. Interest is billed as of the last day of each month and is payable by the 10th of the following month, beginning with the payment billed June 30, 1995 and due July 10, 1995, with any remaining accrued interest due at maturity of June 1, 1996.

After maturity, interest shall be payable on demand on the outstanding principal balance at a rate equal to 2.00% per annum in excess of the otherwise payable rate. In addition, if Borrower fails to make any payment of any principal or interest on this Note when due, Borrower promises to pay to the order of Bank on demand a late fee in an amount not to exceed the greater of $25.00 or 5.00% of each late payment. All payments received by Bank shall be applied first to the payment of billed/due and unpaid late fees and the costs and expenses hereinafter described, next to billed/due and unpaid interest hereon, and the remainder to principal. For purposes of this Note the term "Prime rate" shall be the interest rate announced from time to time by Bank as its "Prime rate" on commercial loans (which rate shall fluctuate as and when said Prime rate shall change). Interest shall be computed on the basis of a year consisting of 360 days and paid for actual days elapsed.

     All required payments shall be made in immediately available funds in lawful money of the United Sates of America at the office of Bank situated at 4700 W. 50th Place, Roeland Park, Kansas 66205 or at such other place as the holder may designate in writing. The acceptance by the holder hereof of any principal or interest due after the date it is due as
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described above shall not be held to establish a custom or waive any rights of the holder to enforce prompt payment of any other principal or interest payments or otherwise.

     Bank may record the date and amount of all loans and all payments hereunder in the records it maintains. Bank's books and records showing the account between Bank and Borrower shall be conclusive evidence of the outstanding amounts under this Note in the absence of manifest error.

     This Note is referred to in that certain Revolving Loan Agreement dated 6/8/95 by and between Borrower and Bank to which reference is made for a statement of additional terms and conditions, including acceleration, which may affect this Note.

     Borrower has the right to prepay this Note in whole or in part at any time without penalty or premium, provided: (1) all billed/due and unpaid interest shall accompany such prepayment; (2) there is not a default under any of the terms of this Note at the time of prepayment; and (3) all prepayments shall be credited and applied to the installments of principal in inverse order of their stated maturity.

     Borrower agrees to pay to Bank, upon demand by Bank, all reasonable costs, charges and expenses (including, without limitation, to the extent permitted by applicable law, the reasonable fees and expenses of any attorney [including but not limited to, any attorney employed by Bank or any affiliate of Bank] retained by Bank) incurred by Bank in connection with (a) the collection or enforcement of Borrower's liabilities and obligations under this Note, (b) the collection and enforcement of Bank's right in and to any Collateral (hereinafter defined), and/or (c) any litigation, contest, dispute or other proceeding (whether instituted by Bank, Borrower or any other person or entity) in any way relating to Borrower's liabilities and obligations hereunder and/or to the "Collateral". Borrower's obligations, as aforesaid, shall survive payment of this Note. For purposes of this Note, the term "affiliate of Bank" shall mean any entity which controls, is controlled by or is under common control with Bank, including, without limitation, Mercantile Bancorporation Inc. ("MBI") and any banking or non-banking subsidiary of MBI.

     Presentment, demand for payment, protest and notice of dishonor and of protest are hereby severally waived by all parties hereto, whether as maker, endorser or guarantor to Bank.

     TO INDUCE BANK TO ACCEPT THIS AGREEMENT AND ALL OTHER AGREEMENTS RELATED HERETO, BORROWER HEREBY IRREVOCABLY AGREES THAT, SUBJECT TO BANK'S SOLE AND ABSOLUTE ELECTION, ALL ACTIONS OR PROCEEDINGS IN ANY WAY, MANNER OR RESPECT ARISING OUT OF OR FROM OR RELATED TO THIS AGREEMENT OR ANY AGREEMENT RELATED HERETO OR ANY COLLATERAL HELD BY BANK IN CONNECTION HEREWITH OR THEREWITH SHALL BE LITIGATED ONLY IN COURTS HAVING SITUS WITHIN
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THE CITY OF OLATHE, STATE OF KANSAS OR IN THE CITY OF KANSAS CITY, STATE OF
KANSAS. BORROWER HEREBY CONSENTS AND SUBMITS TO THE JURISDICTION OF ANY LOCAL, STATE OR FEDERAL COURT LOCATED WITHIN EITHER OF SAID CITIES IN THE STATE OF KANSAS. BORROWER HEREBY WAIVES ANY RIGHT IT MAY HAVE TO TRANSFER OR CHANGE THE VENUE OF ANY LITIGATION BROUGHT IN ACCORDANCE WITH THIS SECTION. BORROWER AND BANK IRREVOCABLY WAIVE THE RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY ACTION IN WHICH BORROWER AND BANK ARE PARTIES.

     The liabilities and obligations of Borrower under this Note shall be secured by (a) Accounts Receivable, Inventory, Furniture, Fixtures, Equipment, Life Insurance and (b) any and all balances, credits, deposits or monies of or in the name of Borrower now or hereafter maintained with, and any and all other property of or in name of Borrower now or hereafter in the possession of Bank; and (c) any and all of Bank's security interests, liens or encumbrances heretofore, now and/or from time to time hereafter granted by Borrower and/or any endorser or guarantor to Bank, including but not limited to the security interests granted pursuant to Security Agreement (Comprehensive) dated 6/8/95 and Security Agreement 6/8/95 (collectively the "Collateral").

     Borrower hereby grants to Bank a security interest in the Collateral for the payment of all liabilities and obligations of Borrower under this Note, and all renewals and extensions thereof and for the payment of all other present and future obligations to Bank regardless of whether currently contemplated or agreed upon. In addition to and not in limitation of all rights of offset that Bank or any other holder of this Note may have under applicable law Bank or such other holder of this Note shall have the right to appropriate and apply to the payment of this Note any and all balances, credits, deposits, accounts or moneys of the Borrower then or thereafter with Bank or other holder.

     If any of the following events ("Events of Default") shall occur: (a) the Borrower fails to make any payment on this Note when the same shall become due and payable, whether under the terms of this Note or under any agreement, instrument or document heretofore, now or at any time or times hereafter delivered to Bank by Borrower; (b) a default or an event of default under any agreement, instrument or document heretofore now or at any time or times hereafter delivered to Bank by Borrower which is not cured within the time, if any specified therefore in such agreement, instrument or document then, and in each such event, Bank or the holder of this Note may, at its option, declare the entire outstanding principal amount of and all billed/due and unpaid interest on this Note and all other amounts payable by the Borrower hereunder to be forthwith due and payable, whereupon all of the unpaid principal amount, billed/due and unpaid interest and all such other amounts shall become and be immediately due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the borrower, and Bank or holder may exercise any and all other rights and remedies which it may have under this Note or any
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other agreement, document or instrument evidencing, securing or guaranteeing the payment of this Note or under applicable law.

     Notwithstanding anything contained herein to the contrary, in no event shall interest accrue under this Note at a rate in excess of the highest rate permitted by applicable law, and if interest (including any charge or fee held to be interest by a court of competent jurisdiction) in excess thereof shall be paid, then the excess shall constitute a payment of, and be applied to, the principal balance hereof then outstanding, or at Bank's election, shall be repaid to the undersigned.

          NOTICE. THIS AGREEMENT IS THE FINAL EXPRESSION OF THE CREDIT AGREEMENT BETWEEN BORROWER AND BANK, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF ANY PRIOR OR CONTEMPORANEOUS ORAL CREDIT AGREEMENT BETWEEN BORROWER AND BANK. IF THERE ARE ANY ADDITIONAL TERMS, THEY ARE REDUCE TO WRITING AS FOLLOWS: N/A

               I/WE AFFIRM THAT NO UNWRITTEN ORAL AGREEMENT EXISTS BETWEEN BORROWER AND BANK.


     BORROWER:                          BANK:

     AmeriConnect, Inc.                 MERCANTILE BANK OF KANSAS

     By: /s/ Robert R. Kaemmer          By: /s/ James A. Thomas, Sr. V.P.
     Robert R. Kaemmer, President


          All obligations of the Borrower (if more than one) hereunder are joint and several. This Note shall be governed by and construed in accordance with the laws of the State of Kansas.

BORROWER/CORPORATION                               AmeriConnect, Inc.
                                                (Print Corporation Name)

By:_________________________________    By: /s/ Robert R. Kaemmer
Print Name:_________________________    Print Name: Robert R. Kaemmer
Title:______________________________    Title: President

Address:____________________________    Address:6750 W. 93rd Street, Suite 110

____________________________________     Overland Park, KS  66212


BORROWER/PARTNERSHIP                    ____________________________________
                                         (Print Partnership Name)

By:_________________________________    By:_________________________________

Print Name:_________________________    Print Name:_________________________

Title:  General Partner                 Title:  General Partner

Address:____________________________    Address:____________________________
____________________________________    ___________________________________



BORROWER/INDIVIDUAL

____________________________________    ____________________________________
          (Print Name)                       (Print Name)


____________________________________    ___________________________________
          (Signature)                             (Signature)

Address:____________________________    Address:___________________________
____________________________________    ___________________________________



____________________________________    ____________________________________
          (Print Name)                       (Print Name)


____________________________________    ___________________________________
          (Signature)                             (Signature)

Address:____________________________    Address:___________________________
____________________________________    ___________________________________